Exhibit 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Thomas H. Jensen, certify, as of the date hereof, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Allarity Therapeutics, Inc. on Form 10-Q for the period ended June 30, 2026, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of Allarity Therapeutics, Inc. at the dates and for the periods indicated.

Date: August 14, 2026

/s/ Thomas H. Jensen
Thomas H. Jensen
Chief Executive Officer

I, Jeffrey S. Ervin, certify, as of the date hereof, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Allarity Therapeutics, Inc. on Form 10-Q for the period ended June 30, 2026, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of Allarity Therapeutics, Inc. at the dates and for the periods indicated.

Date: August 14, 2026

/s/ Jeffrey S. Ervin
Jeffrey S. Ervin
Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Allarity Therapeutics, Inc. and will be retained by Allarity Therapeutics, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.